UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 23, 2020 (September 17, 2020)

SCULPTOR CAPITAL MANAGEMENT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street,	New York,	New York	10019
(Address of Principal Executive Offices)			(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	SCU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 17, 2020, OZ Africa Management GP, LLC (“Oz Africa”), a subsidiary of Sculptor Capital Management, Inc., entered into a Settlement Agreement and Full and Final Release of All Claims (the “Agreement”) with certain former shareholders of Africo Resources Ltd. (the “Claimants”) to resolve the restitution dispute in U.S. v. OZ Africa Management GP, LLC, Cr. No. 16-515 (NGG) (EDNY). Under the Agreement, if the U.S. District Court for the Eastern District of New York (the “Court”) orders that the Claimants are entitled to a restitution award of no more than $136 million, and that additional claimants are entitled to no more than an additional $5 million, then, on the day of Oz Africa’s sentencing, Oz Africa will transfer $136 million to the escrow account of the Claimants’ counsel. If the Court orders restitution of no more than $136 million to the current Claimants, and no more than $5 million to additional claimants, the deposited funds will be released from escrow ten business days after sentencing. If, however, prior to sentencing, additional claims exceeding $5 million are made by additional claimants, Oz Africa will have the right to terminate the Agreement. The Agreement is subject to the Court entering a restitution order consistent with the terms of the Agreement.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Settlement Agreement and Full and Final Release of All Claims, dated September 17, 2020, by and among OZ Africa Management GP, LLC and certain former shareholders of Africo Resources Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCULPTOR CAPITAL MANAGEMENT, INC.
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director
Date: September 23, 2020